                                                                  Exhibit 10.28

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (herein called the
"Amendment") made as of March 4, 2002, by and among St. Mary Land &
Exploration Company, a Delaware corporation ("Borrower"), Bank of America, N.A., individually and as Agent ("Agent"), and the undersigned lenders (the
"Lenders").

                              W I T N E S S E T H:

         WHEREAS, Borrower, Agent and Lenders entered into that certain Credit
Agreement dated as of June 30, 1998 (as heretofore amended, modified or supplemented, the "Original Agreement"), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

         WHEREAS, Borrower, Agent and Lenders desire to amend the Original
Agreement for the purposes described herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                           Definitions and References
                           --------------------------

         ss. 1.1. Terms Defined in the Original Agreement. Unless the context
                  ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

         ss. 1.2. Other Defined Terms. Unless the context otherwise requires,
                  -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this. 1.2.

                  "Amendment" means this Fourth Amendment to Credit Agreement.

                  "Credit Agreement" means the Original Agreement as amended hereby.

                                   ARTICLE II.

                         Amendment to Original Agreement
                         -------------------------------

         ss. 2.1. Defined Terms. The following definitions in Section 1.1 of the
                  -------------
Original Agreement are hereby amended in their entirety to read as follows:

                  'Evaluation Date' means each of the following:
                    ---------------

                  (a) Each date which either Borrower or Lender, at their
         respective options, specifies as a date as of which the Borrowing Base is to be redetermined, provided that each such date must be the first or last date of a current calendar month; provided that neither
         Borrower nor Lender shall be entitled to request more than one such redetermination during the period between any consecutive Evaluation
         Dates described in subsection (b) of this definition; and

                  (b) March 1 and September 1 of each year." "'Eurodollar
         Margin' means                                       ------------
         ------
                  (a) during the Tranche A Revolving Period with respect to each
         Eurodollar Loan:

                           (i) when the Debt to Capitalization Ratio in effect
                  hereunder is less than 0.30 to 1.0, 1.00%, or

                           (ii) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.30 to 1.0 but less than 0.40 to 1.0, 1.25%, or

                           (iii) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.40 to 1.0 but less than 0.5 to 1.0, 1.375%, or

                           (iv) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.50 to 1.0, 1.625%; and

                  (b) after the Tranche A Revolving Period with respect to each
                      Eurodollar Loan:

                           (i) when the Debt to Capitalization Ratio in effect
                  hereunder is less than 0.30 to 1.0, 1.125%, or

                           (ii) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.30 to 1.0 but less than 0.40 to 1.0, 1.375%, or

                           (iii) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.40 to 1.0 but less than 0.5 to 1.0, 1.625%, or

                           (iv) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.50 to 1.0, 1.875%."

                  "'Loan Documents' means this Agreement, the Notes, the
                  ----------------
         Security Documents, the Letters of Credit, the LC Applications, and all
         other agreements, certificates, documents, instruments and writings at any time delivered in connection herewith or therewith (exclusive of term sheets and commitment letters)."

                  "'Oil and Gas Properties' means those oil and gas properties
                  ------------------------
         and related interests, whether now owned or hereafter acquired by any of the Restricted Persons, but only to the extent included in the most recent reserve report delivered pursuant to paragraph 2.8(b)."

         ss. 2.2. Permitted Investments. Clause (b) of the definition of
                  ---------------------
Permitted Investments in Section 1.1 of the Original Agreement which reads

         "(b) Investments by Borrower in any of its wholly owned Subsidiaries,"
is hereby amended in to read as follows:

         "(b) Investments by Borrower in any of its wholly owned Subsidiaries which are Guarantors,"

         ss. 2.3. Additional Definitions. The following definitions of
                  ----------------------
"Collateral", "Guarantor", "Security Documents" and "Senior Convertible Notes"
are hereby added to Section 1.1 of the Original Agreement to read as follows:

                  "'Collateral' means all property of any kind which is subject
                  ------------
         to a Lien in favor of Lenders (or in favor of Agent for the benefit of
         Lenders) or which, under the terms of any Security Document, is purported to be subject to such a Lien."

                  "'Guarantor' means any Subsidiary of Borrower which now or
                  -----------
         hereafter executes and delivers a guaranty to Agent pursuant to Section
         6.19."

                  "'Mortgaged Properties' means the Oil and Gas Properties that
                  ----------------------
are mortgaged to Agent under the Security Documents."

                  "'Security Documents' means the security agreements, deeds of
                  --------------------
         trust, mortgages, chattel mortgages, pledges, guaranties, financing statements, continuation statements, extension agreements and other agreements or instruments now, heretofore, or hereafter delivered by any Restricted Person to Agent in connection with this Agreement or any transaction contemplated hereby to secure or guarantee the payment of any part of the Obligations or the performance of any Restricted
         Person's other duties and obligations under the Loan Documents."

                  "'Senior Convertible Notes' means those certain 5.75% Senior
                  --------------------------
         Convertible Notes issued by Borrower pursuant to the Offering
         Memorandum from Borrower initially circulated on March 6, 2002, in the aggregate principal amount of up to $115,000,000, due in March 2022, as amended, modified, supplemented, or restated from time to time."

                  "Senior Convertible Note Documents' means the Senior
                  ----------------------------------
         Convertible Notes, the Indenture pursuant to which the Convertible
         Senior Notes are issued, and any other documents or instruments which govern the Senior Convertible Notes."

         ss. 2.4. Engineering Reports. Section 2.8(b) of the Original Agreement
                  -------------------
is hereby amended in its entirety to read as follows:

                  "(b)     Engineering Reports.
                           -------------------

                           (i) No later than March 1 of each year that this
                  Agreement is in effect, commencing March 1, 1999, Borrower shall submit to each Lender, in a format and using the pricing and cost assumptions and discount factors required by the
                  Securities and Exchange Commission, a report, prepared by a qualified independent engineer acceptable to Agent, setting forth, as of December 31 of the immediately preceding year, all of the revenues (and the future volumes of production to be derived therefrom) attributable to all proved Oil and Gas
                  Properties owned by Borrower as of such date.

                           (ii) No later than September 1 of each year that this
                  Agreement is in effect, commencing September 1, 2002, Borrower shall submit to each Lender, in a format and using the pricing and cost assumptions and discount factors required by the
                  Securities and Exchange Commission, a supplement to the most recent report delivered pursuant to subsection (ii)
                  immediately above, prepared by an in-house engineer of
                  Borrower acceptable to Agent in its reasonable judgment,
                  setting forth, as of June 30 of the same year, all of the
                  revenues (and the future volumes of production to be derived therefrom) attributable to all proved Oil and Gas Properties owned by Borrower as of such date.

         ss. 2.5. Commitment Fee. Section 2.5(b) of the Original Agreement is
                  --------------
hereby deleted in its entirety and replaced with the following:

                  (b) Tranche A Loan Commitment Fee. In consideration of
                      -----------------------------
         Lenders' commitment to enter into this Agreement and to advance funds to Borrower as Tranche A Loans, Borrower will pay to Agent, for pro rata distribution to each Lender in accordance with its Percentage
         Share, a commitment fee determined on a daily basis by applying the
         Tranche A Commitment Fee Rate to such Lender's Percentage Share of the unused portion of the Tranche A Borrowing Base on each day during the
         Tranche A Revolving Period, determined for each such day by deducting from the amount of the Tranche A Borrowing Base at the end of such day the Tranche A Facility Usage. Promptly at the end of each Fiscal
         Quarter and at the end of the Tranche A Revolving Period, Agent shall calculate the commitment fee then due and shall notify Borrower thereof. Borrower shall pay such commitment fee to Agent within five
         Business Days after receiving such notice. As used in this section,
         "Tranche A Commitment Fee Rate" means:

                           (i) when the Debt to Capitalization Ratio in effect
                  hereunder is less than 0.30 to 1.0, .35%, or

                           (ii) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.30 to 1.0 but less than 0.40 to 1.0, .40%, or

                           (iii) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.40 to 1.0 but less than 0.5 to 1.0, .45%, or

                           (iv) when the Debt to Capitalization Ratio in effect
                  hereunder is greater than or equal to 0.50 to 1.0, .50%."

         ss. 2.6. Regularly Scheduled Payments of Principal of Tranche A Note.
                  -----------------------------------------------------------
Section 2.7(c) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

                  "(c) Regularly Scheduled Payments of Principal of Tranche A
                       ------------------------------------------------------
         Note. The principal of the Tranche A Note shall be due and payable in
         ----
         fourteen (14) quarterly installments, each of which shall be equal to the greater of (i) one-fourteenth (1/14) of the aggregate unpaid principal balance of the Tranche A Note at the end of the Tranche A
         Revolving Period or (ii) sixty percent (60%) of the Net Oil and Gas
         Revenues during the applicable Accounting Quarter, and shall be due and payable on the last day of each Fiscal Quarter, beginning September 30,
         2003 and continuing regularly thereafter until the Tranche A Maturity
         Date, at which time the unpaid principal balance of the Tranche A Note and all interest accrued thereon shall be due and payable in full."

         ss. 2.7. Provisions Concerning Collateral and Guaranty of Subsidiaries.
                  -------------------------------------------------------------
Sections 6.15, 6.16, 6.17, 6.18, 6.19 and 6.20 are hereby added to the Original
Agreement immediately after Section 6.14 to provide as follows:

                  "Section 6.15. Agreement to Deliver Security Documents.
                                 ---------------------------------------
         Borrower agrees to deliver and to cause each other Restricted Person to deliver to secure the Obligations, deeds of trust, mortgages, chattel mortgages, security agreements, financing statements and other Security
         Documents in form and substance satisfactory to Agent for the purpose of granting, confirming, and perfecting first and prior liens or security interests in Oil and Gas Properties to which are attributed

         80% of the total value of the Oil and Gas Properties as determined by
         Agent after consultation with Borrower and in all personal property of the Restricted Persons, including but not limited to the stock of all of Borrower's Subsidiaries, in each case no later than thirty (30) days after the issuance of the Senior Convertible Notes.

                  Section 6.16. Title Review. Borrower agrees that Agent's
                                ------------
         counsel shall review the lease files for the Oil and Gas Properties and existing title reports and title opinions covering the properties subject to the Security Documents. Based upon such review and in order to confirm title to the Oil and Gas Properties, Agent may request, and
         Borrower agrees to deliver, such additional favorable reports and/or title opinions which Majority Lenders determine in their reasonable judgment are necessary from legal counsel acceptable to Agent with respect to any Oil and Gas Properties designated by Agent, based upon title examinations to dates acceptable to Agent and stating that a
         Restricted Person has good and defensible title to such Oil and Gas
         Properties, free and clear of all Liens other than Permitted Liens, and covering such other matters which Majority Lenders determine in their reasonable judgment are necessary.

                  Section 6.17. Perfection and Protection of Security Interests
                                -----------------------------------------------
         and Liens. Borrower will from time to time deliver, and will cause each
         ---------
         other Related Person from time to time to deliver, to Agent any authorizations to file financing statements, extension agreements and other documents, properly completed and executed (and acknowledged when required) by Related Persons in form and substance satisfactory to
         Agent, which Agent requests for the purpose of perfecting, confirming, or protecting any Liens or other rights in Collateral securing any
         Obligations.

                  Section 6.18. Production Proceeds. Notwithstanding that, by
                                -------------------
         the terms of the various Security Documents, Restricted Persons are and will be assigning to Agent and Lenders all of the "Production Proceeds"
         (as defined therein) accruing to the property covered thereby, so long as no Default has occurred and is continuing Restricted Persons may continue to receive from the purchasers of production all such
         Production Proceeds, subject, however, to the Liens created under the
         Security Documents, which Liens are hereby affirmed and ratified. Upon the occurrence and during the continuance of a Default, Agent and
         Lenders may exercise all rights and remedies granted under the Security
         Documents, including the right to obtain possession of all Production
         Proceeds then held by Restricted Persons or to receive directly from the purchasers of production all other Production Proceeds. In no case shall any failure, whether purposed or inadvertent, by Agent or Lenders to collect directly any such Production Proceeds constitute in any way a waiver, remission or release of any of their rights under the
         Security Documents, nor shall any release of any Production Proceeds by
         Agent or Lenders to Restricted Persons constitute a waiver, remission, or release of any other Production Proceeds or of any rights of Agent or Lenders to collect other Production Proceeds thereafter.

                  Section 6.19. Guaranties of Borrower's Subsidiaries. Each
                                -------------------------------------
         Subsidiary of Borrower shall, promptly upon request by Agent, execute and deliver to Agent an absolute and unconditional guaranty of the timely repayment of the Obligations and the due and punctual performance of the obligations of Borrower hereunder, which guaranty shall be satisfactory to Agent in form and substance. Borrower will cause each of its Subsidiaries to deliver to Agent, simultaneously with its delivery of any Security Document to Agent, written evidence satisfactory to Agent and its counsel that such Subsidiary has taken all corporate or partnership action necessary to duly approve and authorize its execution, delivery and performance of such Security
         Document and any other documents which it is required to execute.

                  Section 6.20. Maintenance of Liens on Eighty Percent of Oil
                                ---------------------------------------------
         and Gas Properties. The Mortgaged Properties shall constitute at least
         ------------------
         eighty percent (80%) of the total value of the Oil and Gas Properties.
         Within thirty (30) days following each Determination Date, Restricted
         Persons will execute and deliver documentation in form and substance satisfactory to Agent, granting to Agent first perfected Liens on and in Oil and Gas Properties that are not then part of the Mortgaged
         Properties, sufficient to cause the Mortgaged Properties to constitute eighty percent (80%) of the total value of the Oil and Gas Properties directly owned by Restricted Persons. In addition, Borrower will furnish to Agent title due diligence in form and substance satisfactory to Agent and will furnish all other documents and information relating to such properties as Agent may reasonably request."

         ss. 2.8. Indebtedness. Section 7.1 of the Original Agreement is hereby
                  ------------
amended by deleting the period at the end of subsection 7.1(h) and substituting therefor "; and" and adding the following subsection (i) immediately thereafter to read as follows:

                  "(i) Indebtedness of Borrower in an original principal amount not to exceed $115,000,000 evidenced by the Senior Convertible Notes, provided that neither the Senior Convertible Notes nor any other Senior
         Convertible Note Document may be modified except as expressly permitted pursuant to Section 8.1(p)."

         ss. 2.9. Limitation on Liens. Section 7.2 of the Original Agreement is
                  -------------------
hereby deleted in its entirety and replaced with the following:

                  "Section 7.2. Limitation on Liens. No Restricted Person will
                                -------------------
         create, assume or permit to exist any Lien upon any of the Oil and Gas
         Properties included in the Aggregate Borrowing Base except liens for taxes not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on Borrower's books; operator's, mechanic's, workmen's, materialmen's and other like liens arising in the ordinary course of business in respect of obligations not overdue or which are being contested in good faith and by appropriate proceedings and for which adequate reserves have been set aside on Borrower's books."

         ss. 2.10. Negative Covenants. Sections 7.12, 7.13 and 7.14 are hereby
                   ------------------
added to the Original Agreement immediately after Section 7.11 to provide as follows:

                                        7

                  "Section 7.12. Prohibited Contracts. No Restricted Person will
                                 --------------------
         amend or permit any amendment to any contract or lease which releases, qualifies, limits, makes contingent or otherwise detrimentally affects the rights and benefits of Agent or any Lender under or acquired pursuant to any Security Documents in any material respect.

                  Section 7.13. Limitation on Prepayments on Senior Convertible
                                -----------------------------------------------
         Notes. No Restricted Person will purchase, repurchase, defease or make
         -----
         any prepayments on or with respect to the Senior Convertible Notes.

                  Section 7.14. Certain Contracts. Except as expressly provided
                                -----------------
         for in the Loan Documents, no Restricted Person will, directly or indirectly, enter into, create, or otherwise allow to exist any contract or other consensual restriction on the ability of any
         Restricted Person to (i) pay dividends or make other distributions to
         Borrower, (ii) redeem equity interests held in it by Borrower, (iii)
         repay any of its assets to Borrower, and (iv) pledge its assets or properties to Agent or any Lender."

         ss. 2.11. Events of Default. Section 8.1 of the Original Agreement is
                   -----------------
hereby amended as follows:

                  (a)      by deleting the "and" at the end of subsection 8.1(l);

                  (b) by deleting the period at the end of subsection 8.1(m) and substituting therefor ";"; and

                  (c) by adding the following subsections (n), (o) and (p)
         immediately after Subsection 8.1(m) to read as follows:

                           "(n) Any Restricted Person fails to deliver to Agent
                  any the Security Document as required pursuant to Section 6.15 or Section 6.19;

                           (o) Borrower fails to duly observe, perform or comply
                  with any covenant, agreement, or provision of any Senior
                  Convertible Note Document which has not been waived in
                  accordance with the Senior Convertible Note Documents and such failure is not remedied within the applicable period of grace
                  (if any) provided therein; and

                           (p) Without the express prior written consent of
                  Majority Lenders, Borrower amends or modifies any Senior
                  Convertible Note Document in a manner which requires the
                  consent of all or the holders of a majority of the principal of the Senior Convertible Notes."

         ss. 2.12. Amendments. The provision in the last sentence of Section
                   ----------
2.10 of the Original Agreement which currently reads:

                  "(6) release Borrower from its obligation to pay such Lender's
                  Note."

is hereby deleted and replaced with the following:

                  "(6) release Borrower from its obligation to pay such Lender's
                  Note or any Guarantor from its guaranty of such payment."

                                  ARTICLE III.

                           Conditions of Effectiveness
                           ---------------------------

         ss. 3.1. Effective Date. This Amendment shall become effective as of
                  --------------
the date first above written when and only when:

                  (a) Agent shall have received all of the following, at Agent's office, duly executed and delivered and in form and substance satisfactory to Agent, all of the following:

                           (i)      this Amendment;

                           (ii) a certificate of the Secretary of Borrower dated
                  the date of this Amendment certifying: (1) that the
                  resolutions attached to that certain Omnibus Certificate dated as of June 30, 1998 (the "Original Certificate") authorize the execution, delivery and performance of this Amendment by
                  Borrower; (2) that the names and true signatures of the
                  officers of the Borrower attached to the Original Certificate are authorized to sign this Amendment; and (3) that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the time of such
                  effectiveness;

                           (iii) A favorable opinion of counsel for Restricted
                  Persons as to the organization of Borrower, the due
                  authorization, execution and delivery of this Amendment and the enforceability of the Credit Agreement, as amended by this
                  Amendment, in form and substance acceptable to Agent;

                           (iv) such other supporting documents as Agent may
                  reasonably request; and

                  (b) Borrower shall have paid, in connection with such Loan
         Documents, all fees and reimbursements to be paid to Agent pursuant to any Loan Documents, or otherwise due Agent and including fees and disbursements of Agent's attorneys; and

                  (c)      the Senior Convertible Notes have been issued.

                                   ARTICLE IV.

                         Representations and Warranties
                         ------------------------------

         ss. 4.1. Representations and Warranties of Borrower. In order to induce
                  ------------------------------------------
each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

                  (a) Except as set forth in the Disclosure Schedule attached hereto as Exhibit A, the representations and warranties contained in
         Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof.

                  (b) Borrower has duly taken all action necessary to authorize the execution and delivery by it of this Amendment and to authorize the consummation of the transactions contemplated hereby and the performance of its obligations hereunder. Borrower is duly authorized to borrow funds under the Credit Agreement.

                  (c) The execution and delivery by Borrower of this Amendment, the performance by Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of Borrower, or (3) any agreement, judgment, license, order or permit applicable to or binding upon Borrower, (ii)
         result in the acceleration of any Indebtedness owed by Borrower, or
         (iii) result in or require the creation of any Lien upon any assets of properties of Borrower. Except as expressly contemplated in the Loan
         Documents no consent, approval, authorization or order of, and no notice to or filing with, and Tribunal or third party is required in connection with the execution, delivery or performance by Borrower of this Amendment or to consummate any transactions contemplated hereby.

                  (d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors' rights.

                  (e) The audited annual Consolidated financial statements of
         Borrower dated as of December 31, 2000, and the unaudited quarterly
         Consolidated financial statements of Borrower dated as of September 30,
         2001, fairly present Borrower's Consolidated financial position at such dates and the Consolidated results of Borrower's operations and
         Borrower's Consolidated cash flows for the periods ending on such dates for Borrower. Copies of such financial statements have heretofore been delivered to each Lender. Since such dates no Material Adverse Change has occurred.

                                       10

                                   ARTICLE V.

                                  Miscellaneous
                                  -------------

         ss. 5.1. Ratification of Agreements. The Original Agreement as hereby
                  --------------------------
amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected hereby, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of
Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

         ss. 5.2. Survival of Agreements. All of Borrower's representations,
                  ----------------------
warranties, covenants and agreements herein shall survive the execution and delivery of this Amendment and the performance hereof, including the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full to each Lender and all of Lender Parties' obligations to
Borrower are terminated. All statements and agreements contained in any certificate or instrument delivered by Borrower hereunder or under the Credit
Agreement to any Lender shall be deemed representations and warranties by
Borrower or agreements and covenants of Borrower under this Amendment and under the Credit Agreement.

         ss. 5.3. Loan Documents. This Amendment is a Loan Document, and all
                  --------------
provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

         ss. 5.4. Governing Law. This Amendment shall be deemed a contract and
                  -------------
instrument made under the laws of the State of Colorado and shall be construed and enforced in accordance with and governed by the laws of the State of
Colorado and the laws of the United States of America, without regard to the principles of conflicts of law.

         ss. 5.5. Counterparts. This Amendment may be separately executed in any
                  ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same
Amendment.

         THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL
AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO
UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

                                       11

         IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                      ST. MARY LAND & EXPLORATION COMPANY

                                      By:    /s/ MARK HELLERSTEIN
                                         ---------------------------------------
                                         Name:   Mark Hellerstein
                                               ---------------------------------
                                         Title:  President and CEO
                                               ---------------------------------

                                      BANK OF AMERICA, N.A.
                                      Agent, LC Issuer and Lender

                                      By:   /s/ RICHARD L. STEIN
                                         ---------------------------------------
                                         Name: Richard L. Stein
                                         Title:Principal

                                      COMERICA BANK-TEXAS
                                      a Lender

                                      By:  /s/ THOMAS G. RAJAN
                                         ---------------------------------------
                                         Name: Thomas G. Rajan
                                         Title:Vice President

                                      WELLS FARGO BANK, N.A., formerly known as
                                      Wells Fargo Bank West, N.A.,
                                      a Lender

                                      By:  /s/ KAREN L. ROGERS
                                         ---------------------------------------
                                         Name: Karen L. Rogers
                                         Title:Vice President